UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 7, 2023
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	47-1949578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13241 Woodland Park Road
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(571) 267-1571
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
Delaware Section 205 Petition

On September 8, 2021, Osprey Technology Acquisition Corp. (“Osprey”), the Company’s predecessor, held a special meeting of stockholders (the “Special Meeting”) to approve certain matters relating to the business combination between Osprey and BlackSky Holdings, Inc. (the “Business Combination”). One of these matters was to amend Osprey’s then-effective Amended and Restated Certificate of Incorporation dated, November 1, 2019 (the “Charter Amendment”). The Charter Amendment was voted upon by Osprey’s stockholders in separate proposals. One Charter Amendment proposal was to: (1) increase (a) the number of authorized shares of Class A Common Stock, from 150,000,000 shares to 300,000,000 shares and (b) the number of authorized shares of preferred stock, par value $0.0001 per share, from 1,000,000 shares to 100,000,000 shares and (2) eliminate the 25,000,000 authorized shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) (collectively, the “Share Increase Proposal”). A separate Charter Amendment proposal was to approve other changes in the Charter Amendment (the” Amendment Proposal”).

The Share Increase Proposal and the Amendment Proposal were each approved by the affirmative vote of (1) the holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a single class, and (2) the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as a single class. Although Osprey did not seek approval from the holders of Class A Common Stock, voting separately as a single class, a majority of the outstanding shares of Class A Common Stock were voted in favor of each of the Share Increase Proposal and the Amendment Proposal. At the Special Meeting, the stockholders also voted to approve the Business Combination. In connection with the closing of the Business Combination, Osprey filed its Amended and Restated Certificate of Incorporation, dated September 9, 2021 (the “Restated Charter”), with the Delaware Secretary of State and approximately 105 million shares of Class A Common Stock were issued shortly thereafter.

A recent ruling by the Delaware Court of Chancery (the “Court of Chancery”) introduced uncertainty as to whether Section 242(b)(2) of the DGCL would have required each of the Share Increase Proposal and the Amendment Proposal to be approved by a separate vote of the holders of a majority of Osprey’s then-outstanding shares of Class A Common Stock.

The Company continues to believe that the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting separately as a single class, was not required to approve each of the Share Increase Proposal and the Amendment Proposal. As of the date of this Form 8-K, the Company has not received notice of any allegations that the Company’s shares are unauthorized. To resolve any uncertainty with respect to the Company’s capital structure, however, and consistent with the recent approach taken by certain other similarly situated companies, on March 7, 2023, the Company filed a petition in the Court of Chancery under Section 205 of the DGCL to seek validation of the filing and effectiveness of its Restated Charter, including the amendments approved by each of the Share Increase Proposal and the Amendment Proposal, and the shares issued in reliance on the Restated Charter (the “Petition”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts. A copy of the Petition in the form filed with the Court of Chancery is attached as Exhibit 99.1 to this Form 8-K and is available at http://ir.blacksky.com. Concurrently with the Petition, the Company filed a motion to expedite the hearing on the Petition.

On March 8, 2023, the Court of Chancery granted the motion to expedite and directed the Company to (1) file this Form 8-K attaching the Petition (see Exhibit 99.1 to this Form 8-K for a copy of the Petition); and (2) notify stockholders that the Court of Chancery will hold a final hearing to consider the merits of the Petition on March 29, 2023, at 9:35 a.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Section 205 Hearing”).

This Current Report on Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (1) appear at the Section 205 Hearing or (2) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re BlackSky Technology Inc., C.A. No. 2023-0286-LWW (Del. Ch.) in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, Andy Cordo, Wilson Sonsini Goodrich & Rosati, Professional Corporation, at acordo@wsgr.com.

The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated by reference herein.

Forward-Looking Statements, Risks and Uncertainties

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the outcome of the Company’s proceeding pursuant to DGCL Section 205 and the potential impacts of an unsuccessful outcome. The Section 205 proceeding is subject to inherent risks and uncertainties and is beyond the Company’s control and may not result in timely resolution of the uncertainty regarding the Company’s capitalization, if at all. If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capital structure resulting from the Court of Chancery’s ruling referenced above could have a material adverse effect on the Company, including on its ability to issue stock-based compensation to its employees and directors or to pursue equity or debt financing transactions, until the underlying issues are definitively resolved. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "believe," "may," "will," "continue," "anticipate," "assume," or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements. All information provided in this Current Report on Form 8-K and in the exhibits is as of the date hereof and is based on then-current expectations and the beliefs and assumptions of management. We undertake no duty to update this information unless required by law.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Petition filed by BlackSky Technology Inc. in the Delaware Court of Chancery on March 7, 2023.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 10, 2023

BLACKSKY TECHNOLOGY INC.

By:	/s/ Christiana Lin
Name: Christiana Lin
Title: General Counsel and Corporate Secretary